Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of MarkWest Energy Partners, L.P. (the “Partnership”), on Form 10-Q/A for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald C. Heppermann, Chief Financial Officer of the Partnership, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Amended Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(2)          The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Donald C. Heppermann
Donald C. Heppermann
Senior Executive Vice President, Chief Financial Officer, Secretary and Director

January 21, 2004